EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-3 (File No. 333-84443) of our report dated March 31, 1998 on our audits of the consolidated financial statements and financial statement schedule of Fidelity Holdings, Inc. We also consent to the reference to our firm under the caption "Experts."


                                               /s/ PETER C. COSMAS CO., CPAs

                                               September 2, 1999